UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 26, 2014 (March 20, 2014)

UNIVERSAL AMERICAN CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35149	27-4683816
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

44 South Broadway

White Plains, New York 10601

(Address of principal executive offices) (Zip Code)

(914) 934-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 20, 2014, Universal American Corp. (the “Company”) received notice from GTCR Fund IX/A, L.P. (“GTCR”) notifying the Company that David Katz had resigned as GTCR’s designee on the Company’s board of directors pursuant to the Letter Agreement dated as of March 2, 2012 between the Company and an affiliate of GTCR.  The Company is in discussions with GTCR regarding the resulting vacancy on the board of directors created by Mr. Katz’s resignation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 26, 2014

UNIVERSAL AMERICAN CORP.

	By:	/s/ Tony L. Wolk
Name: Tony L. Wolk
Title: SVP, General Counsel and Secretary